Exhibit 99.1

EXECUTION VERSION

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

This Second Amendment to Limited Forbearance Agreement (this “Second Amendment”), dated and effective as of July 29, 2020 (the “Second Amendment Effective Date”), is by and among CHAPARRAL ENERGY, INC., a Delaware corporation (the “Borrower”), each Guarantor party hereto (the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), the Issuing Bank and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the other Agents party thereto, the Issuing Bank, and the Lenders are parties to that certain Tenth Restated Credit Agreement dated as of December 21, 2017 (as amended, restated, or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meanings given such terms in the Credit Agreement or the Forbearance Agreement (as amended hereby), as applicable);

WHEREAS, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders party thereto are party to that certain Limited Forbearance Agreement dated as of July 15, 2020 (as amended prior the date hereof, the “Forbearance Agreement”);

WHEREAS, the parties hereto desire to enter into this Second Amendment to amend certain terms of the Forbearance Agreement as more specifically set forth herein to be effective on the Second Amendment Effective Date.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party hereto hereby agree as follows:

SECTION 1. Amendments to Forbearance Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Forbearance Agreement is hereby amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Restated Definition. Section 1 of the Forbearance Agreement is hereby amended by amending and restating the definition of “Termination Date” to read in full as follows:

“Termination Date” means 5:00 p.m. (Central Time) on the earlier of (i) August 9, 2020 (provided that the Administrative Agent and the Borrower may extend such date in their sole discretion to any date up to and including August 14, 2020) and (ii) the date on which a Termination Event occurs.

1.2 Amendment to Milestones. Section 6.1(b) of the Forbearance Agreement is hereby amended and restated in its entirety to read in full as follows:

1

(b) By no later than 10:00 a.m. Eastern time on August 4, 2020, the Administrative Agent shall have received (i) a duly executed copy of a forbearance or waiver agreement in form and substance satisfactory to the Administrative Agent relating to any events of default under the Indenture arising from clause (ii) of the Specified Default, and (ii) evidence reasonably satisfactory to the Administrative Agent that the requisite holders of the Notes have executed such forbearance or waiver agreement.

1.3 Restatement of Exhibit A to Forbearance Agreement. Exhibit A to the Forbearance Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached to this Second Amendment, and Exhibit A to this Second Amendment is hereby deemed to be attached as Exhibit A to the Forbearance Agreement.

SECTION 2. Conditions Precedent to this Second Amendment. This Second Amendment shall be effective beginning on the first date that the condition precedent set forth in this Section 2 is satisfied:

2.1 Signed Agreement. The Administrative Agent shall have received counterparts hereof duly executed by the Administrative Agent, the Issuing Bank, the Borrower, each Guarantor and the Lenders constituting Majority Lenders as of the Second Amendment Effective Date.

SECTION 3. Representations and Warranties of the Credit Parties. To induce the Lenders, the Issuing Bank and the Administrative Agent to enter into this Second Amendment, each Credit Party hereby represents and warrants to the Lenders, the Issuing Bank and the Administrative Agent as follows:

3.1 Duly Organized. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the requisite organizational power and authority to perform its obligations under this Second Amendment and the other Loan Documents to which it is a party.

3.2 Authority. The execution, delivery and performance by each Credit Party of this Second Amendment (a) is within such Person’s corporate, limited liability company or partnership powers, (b) has been duly authorized by all necessary corporate, limited liability company or partnership action, (c) requires no action by or in respect of, or filing with, any Governmental Authority, agency or official, (d) does not violate any applicable law or regulation in any material respect, (e) does not violate in any respect or result in a default under any agreement in respect of Material Debt binding upon such Person and (f) does not result in the creation or imposition of any Lien upon any Property of such Person (other than the Liens created by the Loan Documents). Pursuant to such corporate, limited liability company or partnership powers, this Second Amendment has been duly executed and delivered by each Credit Party.

3.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2

3.4 No Defenses. No Credit Party has any defenses to payment, counterclaims, or rights of setoff or recoupment with respect to any obligations applicable to such Person owing to the Administrative Agent, the Issuing Bank or any Lender as of the Second Amendment Effective Date, including, without limitation, the Loans and the other Indebtedness. Without taking into effect the terms, conditions, and agreements set forth in the Forbearance Agreement, as a result of the Specified Default (as defined in the Forbearance Agreement (as amended hereby)), the Administrative Agent has the right to, in its sole and absolute discretion or at the direction of the Majority Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under the Credit Agreement and under any other Loan Document to be immediately due and payable.

3.5 No Other Defaults. Except for the Specified Default (as defined in the Forbearance Agreement (as amended hereby)), no other Default or Event of Default has occurred and is continuing.

3.6 Ratification of Loan Documents and Collateral. Except as modified by this Second Amendment, each Credit Party hereby acknowledges, ratifies, reaffirms and agrees that each of the Loan Documents to which it is a party and the first priority, perfected Liens and security interests created thereby in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral, are and will remain in full force and effect and are and will remain binding on such Person, and are enforceable in accordance with their respective terms and applicable law. By its execution hereof, each Credit Party (in their respective individual capacities and in their respective capacities as member, shareholder or partner of each Credit Party, as applicable) acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents and the enforceability thereof against it, which terms and provisions, except as modified herein, are incorporated by reference as of the Second Amendment Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. Without limitation of the foregoing, the Borrower hereby acknowledges, ratifies and confirms the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder; each Credit Party hereby acknowledges, ratifies and confirms its guaranty of the Indebtedness under the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder.

SECTION 4. Miscellaneous.

4.1 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.2 Legal Expenses. The Borrower hereby agrees to pay, as and when required by Section 12.03 of the Credit Agreement, all reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

3

4.3 Counterparts. This Second Amendment may be executed in counterparts (and by the different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by fax or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

4.4 Complete Agreement. THIS SECOND AMENDMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5 Loan Documents. This Second Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. To the extent of a conflict or inconsistency between this Second Amendment and any of the other Loan Documents, this Second Amendment shall control.

4.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.7 Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by the Borrower, the Administrative Agent or Lenders when counterparts hereof have been executed in accordance with Section 2 hereof, and all conditions to the effectiveness hereof set forth herein have been satisfied. The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.

4.8 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4.9 NO CLAIMS; RELEASE. EACH CREDIT PARTY (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK, ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS TO ATTORNEYS (INCLUDING, WITHOUT

4

LIMITATION AGENT COUNSEL AND FTI CONSULTING) OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS GRANTED OR CREATED UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT IN FAVOR OF THE ADMINISTRATIVE AGENT. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANK TO ENTER INTO THIS SECOND AMENDMENT, EACH CREDIT PARTY HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE LENDER-RELATED PARTIES FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS, WHICH ANY CREDIT PARTY OWNS AND HOLDS AS OF THE DATE HEREOF, OR HAS AT ANY TIME PRIOR TO THE DATE HEREOF OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY ANY CREDIT PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY CREDIT PARTY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NOTHING HEREIN SHALL RELEASE OR DISCHARGE OR BE CONSTRUED OR OTHERWISE BE DEEMED TO RELEASE OR DISCHARGE IN ANY RESPECT ANY CLAIM AGAINST ANY LENDER-RELATED PARTY ARISING OUT OF OR IN CONNECTION WITH THE ACTUAL FRAUD OF SUCH LENDER-RELATED PARTY.

4.10 INDEMNIFICATION. IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE OTHER LOAN DOCUMENTS, EACH CREDIT PARTY SHALL AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE LENDER-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND OTHER ADVISORY FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS, IN EACH CASE INCLUDING THE LOSSES ARISING FROM THE SOLE OR THE CONTRIBUTORY NEGLIGENCE OF ANY LENDER-RELATED PARTY; PROVIDED, THAT SUCH INDEMNITIES SHALL NOT, AS TO ANY LENDER-RELATED PARTY, BE AVAILABLE

5

TO THE EXTENT THAT SUCH CLAIMS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LENDER-RELATED PARTY. THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE INDEBTEDNESS OR TERMINATION OF THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

[Signature pages follow]

6

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

GUARANTORS:	CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

CHAPARRAL RESOURCES, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

CHAPARRAL CO2, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

CEI ACQUISITION, L.L.C., a Delaware limited liability company

	By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

CEI PIPELINE, L.L.C., a Texas limited liability company

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

CHAPARRAL REAL ESTATE, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

GREEN COUNTRY SUPPLY, INC., an Oklahoma corporation

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

CHAPARRAL EXPLORATION, L.L.C., a Delaware limited liability company

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

ROADRUNNER DRILLING, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

CHAPARRAL BIOFUELS, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name: Charles Duginski
Title: Chief Executive Officer

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA

	By:	/s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency Services Group

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER AND ISSUING BANK:	ROYAL BANK OF CANADA

	By:	/s/ Leslie P. Vowell
Name: Leslie P. Vowell
Title: Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael P. Robinson
Name: Michael P. Robinson
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

NATIXIS, NEW YORK BRANCH

By:	/s/ Peter Bayard
Name: Peter Bayard
Title: Managing Director

By:	/s/ Yan Meunier
Name: Yan Meunier
Title: Executive Director

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

SOCIÉTÉ GÉNÉRALE

By:	/s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

ABN AMRO CAPITAL USA LLC

By:	/s/ Francis Ballard, Jr.
Name:	Francis Ballard, Jr.
Title:	Director

By:	/s/ Hugo Diogo
Name:	Hugo Diogo
Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signer

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signer

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

BBVA USA

By:	Gabriela Azcarate
Name:	/s/ Gabriela Azcarate
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Ronald E Spitzer
Name:	Ronald E Spitzer
Title:	Managing Director

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

AG ENERGY FUNDING, LLC

By: Angelo, Gordon & Co., L.P. as its Manager

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Tyler D. Levings
Name: Tyler D. Levings
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

COMERICA BANK

By:	/s/ Garrett Merrell
Name: Garrett Merrell
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:

EAST WEST BANK

By:	/s/ Kaylan Hopson
Name: Kaylan Hopson
Title: First Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

EXHIBIT A

SPECIFIED DEFAULT

1.

Any Defaults and/or Events of Default arising under (i) Section 10.01(f) of the Credit Agreement solely as a result of the failure to pay interest when due on July 15, 2020 under the Indenture dated June 29, 2018 (the “Indenture”) among Chaparral Energy, Inc., the guarantors party thereto, and UMB Bank, N.A., as trustee, relating to the 8.750% Senior Notes due 2023 (the “Notes”), (ii) Section 10.01(a) of the Credit Agreement solely as a result of the failure to pay on August 3, 2020 the monthly Borrowing Base Deficiency cure payments that the Borrower is required to make under Section 3.04(c) of the Credit Agreement during the Forbearance Period in respect of the Borrowing Base Deficiency that exists on the date of this Agreement and (iii) Section 10.01(g) of the Credit Agreement solely as a result of any “event of default” under the Indenture that arises as a result of the foregoing clause (ii) to the extent (A) such “event of default” is immediately waived by the requisite holders of the Notes following the occurrence thereof or (B) the requisite holders of the Notes agree, either prior to the occurrence thereof or immediately following the occurrence thereof, to forbear from exercising remedies in respect of such “event of default”.

EXHIBIT A